Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: November 22, 2004

a.	Aggregate Amount of Collections	$300,149,903.00
	Aggregate Amount of Non-Principal Collections	$2,242,511.89
	Aggregate Amount of Principal Collections	$297,907,391.11
	Pool Balance	$728,275,373.08
	Residual Participation Amount	$228,275,373.08
	Excess Funding Account	$0.00
b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	68.66%
	Principal Allocation Percentage	N/A
c.	Total Amount Distributed on Series 2000-1	$946,458.33
d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00
e.	Amount of Such Distribution Allocable to Interest on 2000-1	$946,458.33
f.	Noteholder Default Amount	$0.00
g.	Required Subordinated Draw Amount	$0.00
h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00
i.	Monthly Servicing Fee	$606,896.14
	Noteholder Monthly Servicing Fee	$416,666.67
j.	Controlled Deposit Amount	$0.00
k.	Series 2000-1 Invested Amount at end of period (Gross)	$500,000,000.00
	Outstanding Principal Balance	$500,000,000.00
l.	Available Subordinated Amount	$105,455,287.30
m.	Carry-over Amount	$0.00
n.	Reserve Account Balance	$1,750,000.00
o.	Principal Funding Account Balance	$0.00
	Yield Supplement Account Balance	$1,750,000.00

VW CREDIT, INC. — SERVICER 18-Nov-04	Page 1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY	PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
	From	To	Days
Current Interest Period	10/20/2004	11/21/2004	33

Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$752,192,910.00
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$500,000,000.00
Required Subordinated Amount	$105,455,287.30
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$500,000,000.00
Available Subordinated Amount (previous period)	$110,415,790.02
Incremental Subordinated Amount (previous period)	$62,470,584.54
RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00
Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00
Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00
Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00
1-month LIBOR Rate (annualized)	1.9100000%
Certificate Coupon (annualized)	2.065000%
Prime Rate (annualized)	4.7500000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.2250000%
TRUST PRINCIPAL RECEIVABLES
Pool Balance at the Beginning of Period	$689,268,239.12
Pool Balance at the Ending of Period	$728,275,373.08
Average Aggregate Principal Balance	$708,771,806.10
Aggregate Principal Collections	$297,907,391.11
New Principal Receivables	$336,914,525.08
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.46%
Weighted Average Interest Rate	4.29%
Previously waived Monthly Servicing Fee	$0.00
PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
Net losses as a % of Avg. Receivables Balance (annualized)	0.00%
PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$52,172,622.00
Used Vehicle Percentage	7.164%
Used Vehicle Percentage During Last Collection Period	7.803%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$32,560,947.00
Largest Dealer Percentage	4.724%
Aggregate Principal Amount of Receivables of Dealers over 2%	$76,436,796.74
SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$300,149,903.00
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$2,242,511.89
Investment Proceeds	$5,830.43
Aggregate Amount of Principal Collections	$297,907,391.11
Asset Receivables Rate	2.104%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A
PAYMENT RATE INFORMATION
Monthly Payment Rate	42.03%
Previous Collection Period Monthly Payment Rate	45.49%
Monthly Payment Rate 2 collection periods ago	47.26%
3-month Average Payment Rate	44.93%
Early Amortization Event?	NO
ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	N/A
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	N/A
First Accumulation Date	TO BE DETERMINED
Expected Final Payment Date	N/A
Required Participation Percentage	104.00%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00
TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$946,458.33
2. Noteholder Monthly Servicing Fee Distribution	$416,666.67
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$176,479.37
DEFICIENCY AMOUNT
Deficiency Amount	$0.0
Required Subordinated Draw Amount	$0.0
EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER 18-Nov-04	Page 2

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1
Summary

	Collections		Accrual	Distribution
From:	20-Oct-04
To:	21-Nov-04
Days:	33
LIBOR Rate	1.9100000%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS — BEGINNING OF PERIOD

		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance
	Trust		$500,000,000.00	$105,455,287.30	N/A	$625,455,287.30
1	Series 2000-1	100.00%	$500,000,000.00	$105,455,287.30	104.00%	$625,455,287.30	$500,000,000.00
							0

VW CREDIT, INC. — SERVICER 18-Nov-04	Page 3

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

INITIAL AMOUNTS		EXCESS SPREAD CALCULATION
Initial Invested Amount	$500,000,000.00	Weighted Average Rate Charged to Dealers	4.290%
Invested Amount	$500,000,000.00	LIBOR	1.910%
Controlled Accumulation Amount	$0.00	Note Rate (LIBOR+15.5 b.p.)	2.065%
Required Subordinated Amount	$105,455,287.30	Servicing Fee Rate	1.000%
Annualized Servicing Fee Rate	1.00%	Investor Net Losses	0.000%

First Controlled Accumulation Date	TO BE DETERMINED	Excess Spread	1.225%
Accumulation Period Length (months)	N/A
Expected Final Payment Date	N/A
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount
Series Allocation Percentage	100.00%
Beginning Balance	$500,000,000.00	$500,000,000.00	$105,455,287.30	$0.00	0
Floating Allocation Percentage	68.66%	68.66%
Principal Allocation Percentage	N/A	N/A
Principal Collections	$297,907,391.11	$297,907,391.11	N.A.	N.A.
New Principal Receivables	$336,914,525.08	$336,914,525.08	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$0.00	N/A	N.A.	N.A.
“Pool Factor”		100.00000000%
Ending Balance	$500,000,000.00	$500,000,000.00	$105,455,287.30	$0.00
Floating Allocation Percentage	68.66%	68.66%
Non-Principal Receivables

Non-Principal Collections	$1,539,604.37
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$5,830.43

VW CREDIT, INC. — SERVICER 18-Nov-04	Page 4

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$110,415,790.02	$117,778,639.74
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$110,415,790.02	$117,778,639.74
(2) Subordination Percentage * Series 2000-1 Invested Amount	$47,945,205.48	$47,945,205.48
(a) lower of (1) or (2)	$47,945,205.48	$47,945,205.48
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
(c) Incremental Subordinated Amount	$57,510,081.82	$62,470,584.54
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00
Available Subordinated Amount	$105,455,287.30	$110,415,790.02
Overconcentration Amount	$76,436,796.74	$78,582,656.39
Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00
Required Non-Principal Distributions
Available Non-Principal Collections	$2,242,511.89	$2,210,750.50
Noteholder Non-Principal Collections	$1,539,604.37	$1,603,693.87
Residual Interestholder Non-Principal Collections	$702,907.52	$607,056.63
Investment Proceeds	$5,830.43	$5,069.07
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$3,998,342.32	$3,965,819.57
Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00
Monthly Servicing Fee	$606,896.14	$574,390.20
Noteholder Monthly Servicing Fee	$416,666.67	$416,666.67